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                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report dated January 17, 2002 included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 File Nos. 000-23490, 333-06486, 333-29934, 333-57374 and 333-73394.


                                               /s/ ARTHUR ANDERSEN LLP


San Jose, California
February 28, 2002